SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                       Date of Report - December 2, 2004
                        (Date of earliest event reported)

                          METROLOGIC INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its charter)



               New Jersey                0-24172             22-1866172
        (State of incorporation) (Commission file number) (IRS employer identification number)

                  90 Coles Road, Blackwood, New Jersey, 08012
               (Address of principal executive offices, zip code)

                            Area Code (856) 228-8100
                               (Telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         On December 2, 2004, the Registrant granted to each of the following directors Richard C. Close, C. Harry Knowles, Janet H. Knowles, John Mathias, Stanton L. Meltzer, Hsu Jau Nan and William Rulon-Miller, an option to purchase 7,500 shares of its common stock at an exercise price of $20.30 per share pursuant to an option agreement in substantially the form attached hereto as Exhibit 10.1. The options each vest in equal installments over four years and expire ten years from the date of grant. The grants were made pursuant to the Registrant's 2004 Equity Incentive Plan to all of the directors of the Registrant except for Benny Noens, its Chief Executive Officer.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

Number                     Description of Document
------                     ----------------------------------------------------

10.1                       Form of Option Agreement under the Registrant's 2004
                           Equity Incentive Plan.
                                                          1

                                   SIGNATURES

                  Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 22, 2004                    Metrologic Instruments, Inc.


                                             By:      /s/ Benny Noens
                                                      Benny Noens
                                                      Chief Executive Officer
                                                        and President

                          METROLOGIC INSTRUMENTS, INC.
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit
No.                                                                     Page

10.1           Form of Option Agreement under the Registrant's
               2004 Equity Incentive Plan                                 5

EXHIBIT 10.1

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                                                 Metrologic Instruments, Inc.
Notice of Grant of Stock Options                 ID: 22-1866172
 and Option Agreement                            90 Coles Road
                                                 Blackwood, NJ  08012
                                                 (856) 228-8100
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 Name                                            Option Number:        00000
 Address                                         Plan:                 00
 Address                                         ID:                   0000

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Effective _______, you have been granted a _______________ Stock Option to buy
_____ shares of Metrologic Instruments, Inc. (the Company) stock at $_______ per share.

The total option price of the shares granted is $_____________.

Shares in each period will become fully vested on the date shown.


       Shares          Vest Type              Full Vest         Expiration

       ______          _________              _________         __________


CONDITIONS: Shares issued pursuant to exercise of Options may be sold only if the average of the high and low sale price for a share of Common Stock on the date of sale is $_______ or greater, except if the date of the exercise is more than seven (7) years after the date of grant, all such options shall be exercisable regardless of the sales price of the Corporation's Common Stock. Such restriction shall be reflected on the back of the share certificates. This condition shall not apply in the event of death, disability, or retirement of the participant, or if there is a Change of Control of the Company (as defined in the Company's 2004 Equity Incentive Plan).


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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

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 Metrologic Instruments, Inc.                      Date

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